77B Accountant's Report on Internal Control

                         Report of Independent Auditors
[Ernst & Young logo]
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

To the Shareholders and
Board of Trustees of Liberty Funds Trust V

In planning and performing our audits of the financial statements of Liberty Connecticut Tax-Exempt Fund, Liberty Massachusetts Tax-Exempt Fund, and Liberty California Tax-Exempt Fund, three of the Funds comprising Liberty Funds Trust V (the "Trust"), for the year ended January 31, 2003, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Liberty Funds Trust V is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with accounting principles generally accepted in the United States. Those controls include the safeguarding of assets against unauthorized acquisition, use, or disposition.

Because of inherent limitations in internal control, error or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of January 31, 2003.

This report is intended solely for the information and use of management and the Board of Trustees of Liberty Funds Trust V and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.


                                                         ERNST & YOUNG LLP


Boston, Massachusetts
March 14, 2003


                            Report of Independent Accountants

[PricewaterhouseCoopers logo]
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110-9862


To the Board of Trustees and Shareholders of Liberty New York Tax-Exempt Fund

In planning and performing our audit of the financial statements of Liberty New York Tax-Exempt Fund (the "Fund") for the year ended January 31, 2003, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, and not to provide assurance on internal control.

The management of the Fund is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of January 31, 2003.

This report is intended solely for the information and use of the Board of Trustees, management and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.



PricewaterhouseCoopers LLP
March 18, 2003


77C Matters submitted to a vote of security holders

Liberty Ohio Tax-Exempt Fund
On October 18, 2002, a Special Meeting of Shareholders of Liberty Ohio Tax-Exempt Fund (Fund) was held to approve an Agreement and Plan of Reorganization for Stein Roe Managed Municipals Fund to acquire all of the assets of Liberty Ohio Tax-Exempt Fund. The votes cast at the Meeting were as follows:

   For:           4,210,070.053  shares of beneficial interest being a
                                 majority of the shares represented
                                 at the Meeting
   Against:         324,713.206  shares of beneficial interest
   Abstain:         349,441.732  shares of beneficial interest



77O Transactions effected pursuant to Rule 10f-3

Liberty Connecticut Tax-Exempt Fund
On August 22, 2002, Liberty Connecticut Tax-Exempt Fund (Fund) purchased 300,000 par value of State of Connecticut General Obligations Bonds 11/15/14 5.375% (Securities) for a total purchase price of $335,304 from Roosevelt & Cross Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Bear, Stearns & Co.; Advest, Inc.; Belle Haven Investments, L.P.; CIBC World Markets; Jackson Securities; JP Morgan; Roosevelt & Cross, Incorporated; M.R. Beal & Company; A.G. Edwards & Sons, Inc.; William Blair & Company LLC; Fidelity Capital Markets; David Lerner Associates, Inc.; The May Davis Group, Inc.; Siebert Brandford Shank & Co., L.L.C.; Wachovia Bank, National Association; Apex, Pryor Securities; The Chapman Company; Gates Capital Corp.; Loop Capital Markets, LLC; Raymond James & Associates, Inc.; UBS PaineWebber Inc.

On August 22, 2002, Liberty Connecticut Tax-Exempt Fund (Fund) purchased 300,000 par value of State of Connecticut General Obligations Bonds 11/15/14 5.375% (Securities) for a total purchase price of $335,304 from Advest, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Bear, Stearns & Co.; Advest, Inc.; Belle Haven Investments, L.P.; CIBC World Markets; Jackson Securities; JP Morgan; Roosevelt & Cross, Incorporated; M.R. Beal & Company; A.G. Edwards & Sons, Inc.; William Blair & Company LLC; Fidelity Capital Markets; David Lerner Associates, Inc.; The May Davis Group, Inc.; Siebert Brandford Shank & Co., L.L.C.; Wachovia Bank, National Association; Apex, Pryor Securities; The Chapman Company; Gates Capital Corp.; Loop Capital Markets, LLC; Raymond James & Associates, Inc.; UBS PaineWebber Inc.

On August 22, 2002, Liberty Connecticut Tax-Exempt Fund (Fund) purchased 400,000 par value of State of Connecticut General Obligations Bonds 11/15/114 5.375% (Securities) for a total purchase price of $447,072 from Loop Capital Markets, LLC pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Bear, Stearns & Co.; Advest, Inc.; Belle Haven Investments, L.P.; CIBC World Markets; Jackson Securities; JP Morgan; Roosevelt & Cross, Incorporated; M.R. Beal & Company; A.G. Edwards & Sons, Inc.; William Blair & Company LLC; Fidelity Capital Markets; David Lerner Associates, Inc.; The May Davis Group, Inc.; Siebert Brandford Shank & Co., L.L.C.; Wachovia Bank, National Association; Apex, Pryor Securities; The Chapman Company; Gates Capital Corp.; Loop Capital Markets, LLC; Raymond James & Associates, Inc.; UBS PaineWebber Inc.

On August 22, 2002, Liberty Connecticut Tax-Exempt Fund (Fund) purchased 1,000,000 par value of State of Connecticut General Obligations Bonds 11/15/14 5.375% (Securities) for a total purchase price of $1,117,680 from Merrill Lynch, Pierce, Fenner & Smith pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Bear, Stearns & Co.; Advest, Inc.; Belle Haven Investments, L.P.; CIBC World Markets; Jackson Securities; JP Morgan; Roosevelt & Cross, Incorporated; M.R. Beal & Company; A.G. Edwards & Sons, Inc.; William Blair & Company LLC; Fidelity Capital Markets; David Lerner Associates, Inc.; The May Davis Group, Inc.; Siebert Brandford Shank & Co., L.L.C.; Wachovia Bank, National Association; Apex, Pryor Securities; The Chapman Company; Gates Capital Corp.; Loop Capital Markets, LLC; Raymond James & Associates, Inc.; UBS PaineWebber Inc.

Liberty New York Tax-Exempt Fund
On September 19, 2002, Liberty New York Tax-Exempt Fund (Fund) purchased 150,000 par value Triborough Bridge and Tunnel Authority General Revenue Refunding 11/15/15 5.25% Bonds (Securities) for a total purchase price of $170,120 from Chase Securities pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Bear, Stearns & Co. Inc.; Advest, Inc./Lebenthal & Co.; CIBC World Markets; Jackson Securities; JP Morgan; Roosevelt & Cross, Incorporated; Siebert Brandford Shank & Co., L.L.C.; Wachovia Bank, National Association; Raymond James & Associates, Inc.; UBS PaineWebber Inc.; Salomon Smith Barney; First Albany Corporation; ABN AMRO Financial Services, Inc.; Commerce Capital Markets; Ramirez & Co., Inc.; Fahnestock & Co., Inc.; Lehman Brothers; Morgan Stanley; RBC Dain Rauscher Inc.

On September 19, 2002, Liberty New York Tax-Exempt Fund (Fund) purchased 150,000 par value of Triborough Bridge and Tunnel Authority General Revenue Refunding 11/15/15 5.25% (Securities) for a total purchase price of $170,120 from Advest, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Bear ,Stearns & Co. Inc.; Advest, Inc./Lebenthal & Co.; CIBC World Markets; Jackson Securities; JP Morgan; Roosevelt & Cross, Incorporated; Siebert Brandford Shank & Co., L.L.C.; Wachovia Bank, National Association; Raymond James & Associates, Inc.; UBS PaineWebber Inc.; Salomon Smith Barney; First Albany Corporation; ABN AMRO Financial Services, Inc.; Commerce Capital Markets; Ramirez & Co., Inc.; Fahnestock & Co., Inc.; Lehman Brothers; Morgan Stanley; RBC Dain Rauscher Inc.

On September 19, 2002, Liberty New York Tax-Exempt Fund (Fund) purchased 150,000 par value of Triborough Bridge and Tunnel Authority General Revenue Refunding 11/15/15 5.25% (Securities) for a total purchase price of $170,120 from PaineWebber Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Bear, Stearns & Co. Inc.; Advest, Inc./Lebenthal & Co.; CIBC World Markets; Jackson Securities; JP Morgan; Roosevelt & Cross, Incorporated; Siebert Brandford Shank & Co., L.L.C.; Wachovia Bank, National Association; Raymond James & Associates, Inc.; UBS PaineWebber Inc.; Salomon Smith Barney; First Albany Corporation; ABN AMRO Financial Services, Inc.; Commerce Capital Markets; Ramirez & Co., Inc.; Fahnestock & Co., Inc.; Lehman Brothers; Morgan Stanley; RBC Dain Rauscher Inc.

On September 19, 2002, Liberty New York Tax-Exempt Fund (Fund) purchased 750,000 par value of Triborough Bridge and Tunnel Authority General Revenue Refunding 11/15/15 5.25% (Securities) for a total purchase price of $850,598 from Salomon Smith Barney pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Bear, Stearns & Co. Inc.; Advest, Inc./Lebenthal & Co.; CIBC World Markets; Jackson Securities; JP Morgan; Roosevelt & Cross, Incorporated; Siebert Brandford Shank & Co., L.L.C.; Wachovia Bank, National Association; Raymond James & Associates, Inc.; UBS PaineWebber Inc.; Salomon Smith Barney; First Albany Corporation; ABN AMRO Financial Services, Inc.; Commerce Capital Markets; Ramirez & Co., Inc.; Fahnestock & Co., Inc.; Lehman Brothers; Morgan Stanley; RBC Dain Rauscher Inc.

On September 19, 2002, Liberty New York Tax-Exempt Fund (Fund) purchased 150,000 par value of Triborough Bridge and Tunnel Authority General Revenue Refunding 11/15/15 5.25% (Securities) for a total purchase price of $170,120 from Merrill Lynch, Pierce, Fenner pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Bear Stearns & Co. Inc.; Advest, Inc./Lebenthal & Co.; CIBC World Markets; Jackson Securities; JP Morgan; Roosevelt & Cross, Incorporated; Siebert Brandford Shank & Co., L.L.C.; Wachovia Bank, National Association; Raymond James & Associates, Inc.; UBS PaineWebber Inc.; Salomon Smith Barney; First Albany Corporation; ABN AMRO Financial Services, Inc.; Commerce Capital Markets; Ramirez & co., Inc.; Fahnestock & Co., Inc.; Lehman Brothers; Morgan Stanley; RBC Dain Rauscher Inc.

On September 19, 2002, Liberty New York Tax-Exempt Fund (Fund) purchased 750,000 par value of Triborough Bridge and Tunnel Authority General Revenue Refunding 11/15/15 5.25% (Securities) for a total purchase price of $850,598 from Bear, Stearns & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Bear, Stearns & Co. Inc.; Advest, Inc./Lebenthal & Co.; CIBC World Markets; Jackson Securities; JP Morgan; Roosevelt & Cross, Incorporated; Siebert Brandford Shank & Co., L.L.C.; Wachovia Bank, National Association; Raymond James & Associates, Inc.; UBS PaineWebber Inc.; Salomon Smith Barney; First Albany Corporation; ABN AMRO Financial Services, Inc.; Commerce Capital Markets; Ramirez & Cco., Inc.; Fahnestock & Co., Inc.; Lehman Brothers; Morgan Stanley; RBC Dain Rauscher Inc.

Liberty Massachusetts Tax-Exempt Fund
On October 30, 2002, Liberty Massachusetts Tax-Exempt Fund (Fund) purchased 250,000 par value of Massachusetts State Water Pollution Abatement Trust Pool Program Bonds 8/1/17 5.00% (Securities) for a total purchase price of $261,905 from Southwest Securities pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Corby Capital Markets, Inc.; RBC Dain Rauscher Inc.; First Albany Corporation; Merrill Lynch & Co.; Advest, Inc.; Bear, Stearns & Co., Inc.; JP Morgan Securities, Inc.; Morgan Stanley; Roosevelt & Cross, Incorporated; A.G. Edwards & Sons, Inc.; Prudential Securities; Fidelity Capital Markets; Ramirez & Co., Inc.; SWS Securities; State Street Global Markets LLC; Raymond James & Associates, Inc.; UBS PaineWebber Inc.

On October 30, 2002, Liberty Massachusetts Tax-Exempt Fund (Fund) purchased 250,000 par value of Massachusetts State Water Pollution Abatement Trust Pool Program Bonds 8/1/17 5.00% (Securities) for a total purchase price of $261,905 from Advest, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Corby Capital Markets, Inc.; RBC Dain Rauscher Inc.; First Albany Corporation; Merrill Lynch & Co.; Advest, Inc.; Bear, Stearns & Co., Inc.; JP Morgan Securities, Inc.; Morgan Stanley; Roosevelt & Cross, Incorporated; A.G. Edwards & Sons, Inc.; Prudential Securities; Fidelity Capital Markets; Ramirez & Co., Inc.; SWS Securities; State Street Global Markets LLC; Raymond James & Associates, Inc.; UBS PaineWebber Inc.

On October 30, 2002, Liberty Massachusetts Tax-Exempt Fund (Fund) purchased 500,000 par value of Massachusetts State Water Pollution Abatement Trust Pool Program Bonds 8/1/17 5.00% (Securities) for a total purchase price of $523,810 from Lehman Brothers pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc.
may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Corby Capital Markets, Inc.; RBC Dain Rauscher Inc.; First Albany Corporation; Merrill Lynch & Co.; Advest, Inc.; Bear, Stearns & Co., Inc.; JP Morgan Securities, Inc.; Morgan Stanley; Roosevelt & Cross, Incorporated; A.G. Edwards & Sons, Inc.; Prudential Securities; Fidelity Capital Markets; Ramirez & Co., Inc.; SWS Securities; State Street Global Markets LLC; Raymond James & Associates, Inc.; UBS PaineWebber Inc.

Liberty New York Tax-Exempt Fund
On November 6, 2002, Liberty New York Tax-Exempt Fund (Fund) purchased 568,000 par value of New York State Environmental Facilities Corporation Revolving Funds Revenue Bonds 6/15/17 5.50% (Securities) for a total purchase price of $635,359 from JP Morgan Securities, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Salomon Smith Barney, Inc.; Goldman, Sachs & Co.; Bear, Stearns & Co., Inc.; First Albany Corporation; Lehman Brothers; JP Morgan Securities Inc.; Merrill Lynch &
Co.; Morgan Stanley & Co.; UBS PaineWebber Inc.; Raymond James & Associates, Roosevelt & Cross, Inc.; Siebert Brandford Shank & Co.

On November 6, 2002, Liberty New York Tax-Exempt Fund (Fund) purchased 568,000 par value of New York State Environmental Facilities Corporation Revolving Funds Revenue Bonds 6/15/17 5.50% (Securities) for a total purchase price of $635,359 from Merrill Lynch, Pierce, Fenner & Smith pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Salomon Smith Barney, Inc.; Goldman, Sachs & Co.; Bear, Stearns & Co., Inc.; First Albany Corporation; Lehman Brothers; JP Morgan Securities Inc.; Merrill Lynch &
Co.; Morgan Stanley & Co.; UBS PaineWebber Inc.; Raymond James & Associates, Roosevelt & Cross, Inc.; Siebert Brandford Shank & Co.

On November 6, 2002, Liberty New York Tax-Exempt Fund (Fund) purchased 114,000 par value of New York State Environmental Facilities Corporation Revolving Funds Revenue Bonds 6/15/17 5.50% (Securities) for a total purchase price of $127,519 from First Albany Corp pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Salomon Smith Barney, Inc.; Goldman, Sachs & Co.; Bear, Stearns & Co., Inc.; First Albany Corporation; Lehman Brothers; JP Morgan Securities Inc.; Merrill Lynch &
Co.; Morgan Stanley & Co.; UBS PaineWebber Inc.; Raymond James & Associates, Roosevelt & Cross, Inc.; Siebert Brandford Shank & Co.

Liberty California Tax-Exempt Fund
On November 7, 2002, Liberty California Tax-Exempt Fund (Fund) purchased 100,000 par value of California State Department of Water Resources Power Supply 5/1/18 5.375% (Securities) for a total purchase price of $106,210 from First Albany Corp. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS PaineWebber, Inc.; Banc of America Securities LLC; BNY Capital Markets, Inc. (a subsidiary of The Bank of New York Co.); CIBC World Markets; EBONDTRADE LLC; Fidelity Capital Markets; First Albany Corporation; Goldman, Sachs & Co.; Jackson Securities, LLC; Loop Capital Markets; Merrill Lynch & Co.; M.R. Beal & Company; Pacific American Securities, LLC; Prager McCarthy & Sealy; Prudential Securities, Inc.; Ramirez & Co., Inc.: RBC Dain Rauscher Inc.; Redwood Securities Group, Inc.; Siebert Brandford Shank & Co.; Stone & Youngberg LLC; Sutter Securities Incorporated; The Chapman Company; U.S. BancCorp Piper Jaffray; Wells Fargo Bank, N.A.

On November 7, 2002, Liberty California Tax-Exempt Fund (Fund) purchased
100,000 par value of California State Department of Water Resources Power Supply 5/1/18 5.375% (Securities) for a total purchase price of $106,210 from Dain Rauscher Wessels pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS PaineWebber Inc.; Banc of America Securities LLC; BNY Capital Markets, Inc. (a subsidiary of The Bank of New York Co.); CIBC World Markets; EBONDTRADE LLC; Fidelity Capital Markets; First Albany Corporation; Goldman, Sachs & Co.; Jackson Securities, LLC; Loop Capital Markets; Merrill Lynch & Co.; M.R. Beal & Company; Pacific American Securities, LLC; Prager McCarthy & Sealy; Prudential Securities, Inc.; Ramirez & Co., Inc.: RBC Dain Rauscher Inc.; Redwood Securities Group, Inc.; Siebert Brandford Shank & Co.; Stone & Youngberg LLC; Sutter Securities Incorporated; The Chapman Company; U.S. BancCorp Piper Jaffray; Wells Fargo Bank, N.A.

On November 7, 2002, Liberty California Tax-Exempt Fund (Fund) purchased 100,000 par value of California State Department of Water Resources Power Supply 5/1/18 5.375% (Securities) for a total purchase price of $106,210 from Bear, Stearns & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS PaineWebber Inc.; Banc of America Securities LLC; BNY Capital Markets, Inc. (a subsidiary of The Bank of New York Co.); CIBC World Markets; EBONDTRADE LLC; Fidelity Capital Markets; First Albany Corporation; Goldman, Sachs & Co.; Jackson Securities, LLC; Loop Capital Markets; Merrill Lynch & Co.; M.R. Beal & Company; Pacific American Securities, LLC; Prager McCarthy & Sealy; Prudential Securities, Inc.; Ramirez & Co., Inc.: RBC Dain Rauscher Inc.; Redwood Securities Group, Inc.; Siebert Brandford Shank & Co.; Stone & Youngberg LLC; Sutter Securities Incorporated; The Chapman Company; U.S. BancCorp Piper Jaffray; Wells Fargo Bank, N.A.

On November 7, 2002, Liberty California Tax-Exempt Fund (Fund) purchased
100,000 par value of California State Department of Water Resources Power Supply 5/1/18 5.375% (Securities) for a total purchase price of $106,210 from EJ DE LA ROSA pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS PaineWebber Inc.; Banc of America Securities LLC; BNY Capital Markets, Inc. (a subsidiary of The Bank of New York Co.); CIBC World Markets; EBONDTRADE LLC; Fidelity Capital Markets; First Albany Corporation; Goldman, Sachs & Co.; Jackson Securities, LLC; Loop Capital Markets; Merrill Lynch & Co.; M.R. Beal & Company; Pacific American Securities, LLC; Prager McCarthy & Sealy; Prudential Securities, Inc.; Ramirez & Co., Inc.: RBC Dain Rauscher Inc.; Redwood Securities Group, Inc.; Siebert Brandford Shank & Co.; Stone & Youngberg LLC; Sutter Securities Incorporated; The Chapman Company; U.S. BancCorp Piper Jaffray; Wells Fargo Bank, N.A.

On November 7, 2002, Liberty California Tax-Exempt Fund (Fund) purchased 100,000 par value of California State Department of Water Resources Power Supply 5/1/18 5.375% (Securities) for a total purchase price of $106,210 from Prudential Securities pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS PaineWebber Inc.; Banc of America Securities LLC; BNY Capital Markets, Inc. (a subsidiary of The Bank of New York Co.); CIBC World Markets; EBONDTRADE LLC; Fidelity Capital Markets; First Albany Corporation; Goldman, Sachs & Co.; Jackson Securities, LLC; Loop Capital Markets; Merrill Lynch & Co.; M.R. Beal & Company; Pacific American Securities, LLC; Prager McCarthy & Sealy; Prudential Securities, Inc.; Ramirez & Co., Inc.: RBC Dain Rauscher Inc.; Redwood Securities Group, Inc.; Siebert Brandford Shank & Co.; Stone & Youngberg LLC; Sutter Securities Incorporated; The Chapman Company; U.S. BancCorp Piper Jaffray; Wells Fargo Bank, N.A.

On November 7, 2002, Liberty California Tax-Exempt Fund (Fund) purchased 200,000 par value of California State Department of Water Resources Power Supply 5/1/18 5.375% (Securities) for a total purchase price of $212,420 from Smith Barney pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS PaineWebber Inc.; Banc of America Securities LLC; BNY Capital Markets, Inc. (a subsidiary of The Bank of New York Co.); CIBC World Markets; EBONDTRADE LLC; Fidelity Capital Markets; First Albany Corporation; Goldman, Sachs & Co.; Jackson Securities, LLC; Loop Capital Markets; Merrill Lynch & Co.; M.R. Beal & Company; Pacific American Securities, LLC; Prager McCarthy & Sealy; Prudential Securities, Inc.; Ramirez & Co., Inc.: RBC Dain Rauscher Inc.; Redwood Securities Group, Inc.; Siebert Brandford Shank & Co.; Stone & Youngberg LLC; Sutter Securities Incorporated; The Chapman Company; U.S. BancCorp Piper Jaffray; Wells Fargo Bank, N.A.

On November 7, 2002, Liberty California Tax-Exempt Fund (Fund) purchased 300,000 par value of common stock notes of California State Department of Water Resources Power Supply 5/1/18 5.375% (Securities) for a total purchase price of $318,630 from Lehman Brothers pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS PaineWebber Inc.; Banc of America Securities LLC; BNY Capital Markets, Inc. (a subsidiary of The Bank of New York Co.); CIBC World Markets; EBONDTRADE LLC; Fidelity Capital Markets; First Albany Corporation; Goldman, Sachs & Co.; Jackson Securities, LLC; Loop Capital Markets; Merrill Lynch & Co.; M.R. Beal & Company; Pacific American Securities, LLC; Prager McCarthy & Sealy; Prudential Securities, Inc.; Ramirez & Co., Inc.: RBC Dain Rauscher Inc.; Redwood Securities Group, Inc.; Siebert Brandford Shank & Co.; Stone & Youngberg LLC; Sutter Securities Incorporated; The Chapman Company; U.S. BancCorp Piper Jaffray; Wells Fargo Bank, N.A.

On November 7, 2002, Liberty California Tax-Exempt Fund (Fund) purchased 1,000,000 par value of California State Department of Water Resources Power Supply 5/1/18 5.375% (Securities) for a total purchase price of $1,062,100 from JP Morgan Securities, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS PaineWebber Inc.; Banc of America Securities LLC; BNY Capital Markets, Inc. (a subsidiary of The Bank of New York Co.); CIBC World Markets; EBONDTRADE LLC; Fidelity Capital Markets; First Albany Corporation; Goldman, Sachs & Co.; Jackson Securities, LLC; Loop Capital Markets; Merrill Lynch & Co.; M.R. Beal & Company; Pacific American Securities, LLC; Prager McCarthy & Sealy; Prudential Securities, Inc.; Ramirez & Co., Inc.: RBC Dain Rauscher Inc.; Redwood Securities Group, Inc.; Siebert Brandford Shank & Co.; Stone & Youngberg LLC; Sutter Securities Incorporated; The Chapman Company; U.S. BancCorp Piper Jaffray; Wells Fargo Bank, N.A.

Liberty Connecticut Tax-Exempt Fund
On November 14, 2002, Liberty Connecticut Tax-Exempt Fund (Fund) purchased 375,000 par value of Connecticut Special Tax Obligation Bonds transportation Infrastructure Purposes 2002 12/01/21 (Securities) for a total purchase price of $386,925 from Bear, Stearns & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter.
Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Goldman, Sachs & Co.; Ramirez & Co., Inc.; Salomon Smith Barney, Inc.; Apex Pryor Securities; Bear, Stearns & Co., Inc.; The Chapman Company; CIBC World Markets; RBC Dain Rauscher; David Lerner Associates, Inc.; Fahnestock & Co., Inc.; Fidelity Capital Markets; Gates Capital Corporation; Janney Montgomery Scott LLC; M.R. Beal & Company; May Davis Group; Melvin Securities; Merrill Lynch & Co.; Prudential Securities; Raymond James & Associates; Roosevelt & Cross, Inc.; William Blair & Company, L.L.C.

On November 14, 2002, Liberty Connecticut Tax-Exempt Fund (Fund) purchased 375,000 par value Connecticut Special Tax Obligation Bonds transportation Infrastructure Purposes 2002 12/01/21 (Securities) for a total purchase price of $386,925 from Smith Barney pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter.
Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Goldman, Sachs & Co.; Ramirez & Co., Inc.; Salomon Smith Barney, Inc.; Apex Pryor Securities; Bear, Stearns & Co., Inc.; The Chapman Company; CIBC World Markets; RBC Dain Rauscher; David Lerner Associates, Inc.; Fahnestock & Co., Inc.; Fidelity Capital Markets; Gates Capital Corporation; Janney Montgomery Scott LLC; M.R. Beal & Company; May Davis Group; Melvin Securities; Merrill Lynch & Co.; Prudential Securities; Raymond James & Associates; Roosevelt & Cross, Inc.; William Blair & Company, L.L.C.

On November 14, 2002, Liberty Connecticut Tax-Exempt Fund (Fund) purchased 750,000 par value of Connecticut Special Tax Obligation Bonds transportation Infrastructure Purposes 2002 12/01/21 (Securities) for a total purchase price of $773,850 from Lehman Brothers pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter.
Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Goldman, Sachs & Co.; Ramirez & Co., Inc.; Salomon Smith Barney, Inc.; Apex Pryor Securities; Bear, Stearns & Co., Inc.; The Chapman Company; CIBC World Markets; RBC Dain Rauscher; David Lerner Associates, Inc.; Fahnestock & Co., Inc.; Fidelity Capital Markets; Gates Capital Corporation; Janney Montgomery Scott LLC; M.R. Beal & Company; May Davis Group; Melvin Securities; Merrill Lynch & Co.; Prudential Securities; Raymond James & Associates; Roosevelt & Cross, Inc.; William Blair & Company, L.L.C.

Liberty Massachusetts Tax-Exempt Fund
On November 15, 2002, Liberty Massachusetts Tax-Exempt Fund (Fund) purchased 2,500,000 par value of Massachusetts Water Resources General Revenue Bonds 2002 8/1/21 5.50% (Securities) for a total purchase price of $2,756,000 from Bear, Stearns & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Salomon Smith Barney, Inc.; A.G. Edward & Sons, Inc.; Goldman, Sachs & Co.; Bear, Stearns & Co., Inc.; First Albany Corporation; Morgan Stanley; UBS PaineWebber, Inc.; Raymond James & Associates, M.R. Beal & Company

Liberty New York Tax-Exempt Fund
On November 22, 2002, Liberty New York Tax-Exempt Fund (Fund) purchased 150,000 par value of Empire State Development Corporation New York Development Corporation Bonds 1/1/17 5.50% (Securities) for a total purchase price of $162,722 from Paine Webber Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: First Albany Corporation; Goldman, Sachs & Co.; Merrill Lynch & Co.; J.P. Morgan Securities; Lehman Brothers; CIBC World Markets; M.R. Beal & Company; Raymond James & Associates; Roosevelt & Cross, Inc.; Ramirez & Co., Inc.; Advest, Inc.; A.G. Edward & Sons, Inc.; Jackson Securities, LLC; Siebert Brandford Shank & Co.; Bear Stearns & Co., Inc.; Morgan Stanley; UBS PaineWebber Inc.; Salomon Smith Barney, Inc.

On November 22, 2002, Liberty New York Tax-Exempt Fund (Fund) purchased 300,000 par value of bonds of Empire State Development Corporation New York Development Corporation (Securities) for a total purchase price of $325,443 from Morgan Stanley & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: First Albany Corporation; Goldman, Sachs & Co.; Merrill Lynch & Co.; J.P. Morgan Securities; Lehman Brothers; CIBC World Markets; M.R. Beal & Company; Raymond James & Associates; Roosevelt & Cross, Inc.; Ramirez & Co., Inc.; Advest, Inc.; A.G. Edward & Sons, Inc.; Jackson Securities, LLC; Siebert Brandford Shank & Co.; Bear Stearns & Co., Inc.; Morgan Stanley; UBS PaineWebber Inc.; Salomon Smith Barney, Inc.

On November 22, 2002, Liberty New York Tax-Exempt Fund (Fund) purchased 300,000 par value of bonds of Empire State Development Corporation New York Development Corporation (Securities) for a total purchase price of $325,443 from Smith Barney pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: First Albany Corporation; Goldman, Sachs & Co.; Merrill Lynch & Co.; J.P. Morgan Securities; Lehman Brothers; CIBC World Markets; M.R. Beal & Company; Raymond James & Associates; Roosevelt & Cross, Inc.; Ramirez & Co., Inc.; Advest, Inc.; A.G. Edward & Sons, Inc.; Jackson Securities, LLC; Siebert Brandford Shank & Co.; Bear Stearns & Co., Inc.; Morgan Stanley; UBS PaineWebber Inc.; Salomon Smith Barney, Inc.

On November 22, 2002, Liberty New York Tax-Exempt Fund (Fund) purchased 750,000 par value of bonds of Empire State Development Corporation New York Development Corporation (Securities) for a total purchase price of $813,608 from Bear, Stearns & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: First Albany Corporation; Goldman, Sachs & Co.; Merrill Lynch & Co.; J.P. Morgan Securities; Lehman Brothers; CIBC World Markets; M.R. Beal & Company; Raymond James & Associates; Roosevelt & Cross, Inc.; Ramirez & Co., Inc.; Advest, Inc.; A.G. Edward & Sons, Inc.; Jackson Securities, LLC; Siebert Brandford Shank & Co.; Bear Stearns & Co., Inc.; Morgan Stanley; UBS PaineWebber Inc.; Salomon Smith Barney, Inc.

On November 22, 2002, Liberty New York Tax-Exempt Fund (Fund) purchased 750,000 par value of bonds of Empire State Development Corporation New York Development Corporation (Securities) for a total purchase price of $813,608 from Bear, Stearns & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: First Albany Corporation; Goldman, Sachs & Co.; Merrill Lynch & Co.; J.P. Morgan Securities; Lehman Brothers; CIBC World Markets; M.R. Beal & Company; Raymond James & Associates; Roosevelt & Cross, Inc.; Ramirez & Co., Inc.; Advest, Inc.; A.G. Edward & Sons, Inc.; Jackson Securities, LLC; Siebert Brandford Shank & Co.; Bear Stearns & Co., Inc.; Morgan Stanley; UBS PaineWebber Inc.; Salomon Smith Barney, Inc.

Liberty Massachusetts Tax-Exempt Fund
On November 22, 2002, Liberty Massachusetts Tax-Exempt Fund (Fund) purchased 250,000 par value of bonds of The Commonwealth of Massachusetts GO 2002 (Securities) for a total purchase price of $262,138 from Smith Barney pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS PaineWebber Inc.; Bear Stearns & Co., Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Lehman Brothers; Salomon Smith Barney Inc.; Advest, Inc.; A.G. Edwards & Sons, Inc.; CIBC World Markets; Corby Capital Markets, Inc.; Fahnestock & Co., Inc.; Eastern Bank Capital Markets; First Albany Corporation; Janney Montgomery Scott LLC; Mellon Financial Markets LLC; Merrill Lynch & Co.; Morgan Stanley; Prudential Securities; Ramirez & Co., Inc.; Raymond James & Associates; RBC Dain Rauscher Inc.; State Street Global Markets LLC; Wachovia Bank, National Association

On November 22, 2002, Liberty Massachusetts Tax-Exempt Fund (Fund) purchased 250,000 par value of bonds of The Commonwealth of Massachusetts GO 2002 (Securities) for a total purchase price of $262,138 from Prudential Securities pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS PaineWebber Inc.; Bear Stearns & Co., Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Lehman Brothers; Salomon Smith Barney Inc.; Advest, Inc.; A.G. Edwards & Sons, Inc.; CIBC World Markets; Corby Capital Markets, Inc.; Fahnestock & Co., Inc.; Eastern Bank Capital Markets; First Albany Corporation; Janney Montgomery Scott LLC; Mellon Financial Markets LLC; Merrill Lynch & Co.; Morgan Stanley; Prudential Securities; Ramirez & Co., Inc.; Raymond James & Associates; RBC Dain Rauscher Inc.; State Street Global Markets LLC; Wachovia Bank, National Association

On November 22, 2002, Liberty Massachusetts Tax-Exempt Fund (Fund) purchased 250,000 par value of bonds of The Commonwealth of Massachusetts GO 2002 (Securities) for a total purchase price of $262,138 from Wachovia pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.
o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS PaineWebber Inc.; Bear Stearns & Co., Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Lehman Brothers; Salomon Smith Barney Inc.; Advest, Inc.; A.G. Edwards & Sons, Inc.; CIBC World Markets; Corby Capital Markets, Inc.; Fahnestock & Co., Inc.; Eastern Bank Capital Markets; First Albany Corporation; Janney Montgomery Scott LLC; Mellon Financial Markets LLC; Merrill Lynch & Co.; Morgan Stanley; Prudential Securities; Ramirez & Co., Inc.; Raymond James & Associates; RBC Dain Rauscher Inc.; State Street Global Markets LLC; Wachovia Bank, National Association

On November 22, 2002, Liberty Massachusetts Tax-Exempt Fund (Fund) purchased 250,000 par value of bonds of The Commonwealth of Massachusetts GO 2002 (Securities) for a total purchase price of $262,138 from Advest Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS PaineWebber Inc.; Bear Stearns & Co., Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Lehman Brothers; Salomon Smith Barney Inc.; Advest, Inc.; A.G. Edwards & Sons, Inc.; CIBC World Markets; Corby Capital Markets, Inc.; Fahnestock & Co., Inc.; Eastern Bank Capital Markets; First Albany Corporation; Janney Montgomery Scott LLC; Mellon Financial Markets LLC; Merrill Lynch & Co.; Morgan Stanley; Prudential Securities; Ramirez & Co., Inc.; Raymond James & Associates; RBC Dain Rauscher Inc.; State Street Global Markets LLC; Wachovia Bank, National Association

On November 22, 2002, Liberty Massachusetts Tax-Exempt Fund (Fund) purchased 1,000,000 par value of bonds of The Commonwealth of Massachusetts GO 2002 (Securities) for a total purchase price of $1,048,550 from PaineWebber, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS PaineWebber Inc.; Bear Stearns & Co., Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Lehman Brothers; Salomon Smith Barney Inc.; Advest, Inc.; A.G. Edwards & Sons, Inc.; CIBC World Markets; Corby Capital Markets, Inc.; Fahnestock & Co., Inc.; Eastern Bank Capital Markets; First Albany Corporation; Janney Montgomery Scott LLC; Mellon Financial Markets LLC; Merrill Lynch & Co.; Morgan Stanley; Prudential Securities; Ramirez & Co., Inc.; Raymond James & Associates; RBC Dain Rauscher Inc.; State Street Global Markets LLC; Wachovia Bank, National Association

77Q3:

The Registrant's Chief Executive Officer and Chief Financial Officer, based on their evaluation of the Registrant's disclosure controls and procedures as of February 27, 2003, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits under the Securities Exchange Act of 1934, as amended, is accumulated and communicated to the Registrant's management, including the Chief Executive Officer and Chief Financial Officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure. There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


                                 CERTIFICATIONS


                           Liberty Funds Trust V


I, Joseph R. Palombo, certify that:


1. I have reviewed this report on Form N-SAR of Liberty Funds Trust V;


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;


3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;


4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:


a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;


b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and


c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;


5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):


a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and


b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and


6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: March 28, 2003                    /s/ Joseph R. Palombo
                                            Joseph R. Palombo, President





I, J. Kevin Connaughton, certify that:


1. I have reviewed this report on Form N-SAR of Liberty Funds Trust V;


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;


3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;


4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:


a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;


b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and


c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;


5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):


a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and


b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and


6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: March 28, 2003                   /s/ J. Kevin Connaughton
                                           J. Kevin Connaughton, Treasurer